SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 24, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      0-25017             13-3899472
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification Number)


                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)

                                 (212) 725-6550
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              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS.

        Exhibit
        Number                         Description

         99.1                Press Release dated April 24, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

On April 24, 2002, the Registrant issued a press release announcing its results for the first quarter of 2002. The full text of the press release, attached as
Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DICE INC.



                                  By: /s/ Brian P. Campbell
                                      ----------------------------
                                      Name:  Brian P. Campbell, Esq.
                                      Title: Vice President and General Counsel

Dated: April 24, 2002